                                                        EXHIBIT 10.17

                              AMENDMENT AGREEMENT NO. 1
                              TO THE CREDIT AGREEMENT


     THIS AMENDMENT AGREEMENT NO. 1 (the "Amendment Agreement"), dated as of June 1, 1997 to the CREDIT AGREEMENT dated as of May 1, 1997 (the "Credit Agreement"), made by and among INTERIM SERVICES INC., a Delaware corporation (the "Borrower"), the Borrowing Subsidiaries parties hereto both as of the date hereof or pursuant to SECTION 2.20 to the Credit Agreement (herein each a "Company" and collectively, the "Companies"), the several financial institutions from time to time party to the Credit Agreement (collectively, the "Banks"; individually, a "Bank"), THE FIRST NATIONAL BANK OF CHICAGO, as documentation agent for the Banks (in such capacity, the "Documentation Agent"), and NATIONSBANK, N.A., as agent for the Banks (in such capacity, the "Agent").

                                 W I T N E S S E T H:


     WHEREAS, the Borrower, the Companies, the Banks, the Documentation Agent and the Agent have entered into the Credit Agreement;

     WHEREAS, the Borrower has requested that the Documentation Agent, the Agent and the Banks amend the Credit Agreement; and

     WHEREAS, upon the terms and conditions contained herein the Documentation Agent, the Agent and the Banks are willing to amend the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

     1. CREDIT AGREEMENT AMENDMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

     a. SECTION 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of "Guarantor" in its entirety as follows:

          "'Guarantor' means each of Interim Accounting Personnel, Inc.,Interim Financial Corporation, Interim Legal Services Inc., Interim Personnel Inc., Interim Temporary Personnel Inc., Rich Field Agency, Inc., Interim Technology Inc., Interim Real Estate Solutions Inc., Cornell Computer Corp., Spectrum Financial Corporation, Interim Acquisition Corporation (and such other Subsidiaries which may become a Guarantor)."

     b. The definition of "Total Offshore Currency Sublimit" in SECTION 1.1 of the Credit Agreement is hereby amended by deleting the figure "$305,000,000" appearing therein and inserting in lieu thereof the figure "$315,000,000."

     c. SECTION 2.9(e)(i) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

          "(i) the Companies shall apply 100% of Net Proceeds to the prepayment or permanent reduction of Term Loan Outstandings or Revolving Loan Outstandings in the following manner:

               (A) the Companies shall prepay or otherwise permanently reduce Term Loan Outstandings by application to the Ratable Reduction of Term Loans of an amount equal to 50% of Net Proceeds and if such Net Proceeds to be applied to Term Loan Outstandings shall be greater than the Dollar Equivalent Amount of Term Loan Outstandings, then the Revolving Loan Outstandings shall be reduced by the amount of such excess;

               (B) a Company shall give not less than five (5) Business Days written notice to the Agent of a prepayment under this SECTION 2.9(e)(i), which notice shall include a certificate of a Responsible Officer of the Borrower setting forth in reasonable detail the allocations and calculations utilized in computing the amount of such prepayment or other reduction; and

               (C) each prepayment or other reduction under this SECTION 2.9(e)(i) is to be made within 30 days of receipt of such proceeds;"

     d. SECTION 9.7(b) of the Credit Agreement is hereby amended by deleting "$125,000,000" and inserting in lieu thereof the phrase "$75,000,000 excluding the value of the assets sold in connection with the sale of the Borrower's healthcare division to Cornerstone Equity Investors."

     e. Exhibit A of Schedule II is hereby amended by deleting references to the following Subsidiaries: (i) Interim Assisted Care, Inc., (ii) Interim Healthcare, Inc., (iii) Interim Healthcare of New York, Inc.,
          (iv) Interim Occupational Health, Inc. and (v) Interim Physicians,
          Inc.

     2. APPLICATION OF NET PROCEEDS. Notwithstanding SECTION 2.9(e)(i) of the Credit Agreement as amended, the Net Proceeds from the sale of the Borrower's healthcare division to Cornerstone Equity Investors shall be applied as agreed to between the Banks.

     3.   REPRESENTATIONS AND WARRANTIES.  In order to induce the
Documentation Agent, the Agent and the Banks to enter into this Amendment Agreement, each Company hereby represents and warrants that the Credit Agreement has been re-examined by such Company and that except as disclosed by any Company in writing to the Banks as of the date hereof:

     a. The representations and warranties made by the Borrower in Article VII thereof are true on and as of the date hereof except that the financial statements referred to in

          SECTION 7.10 shall be those most recently furnished to the Agent pursuant to SECTION 8.1;

     b. There has been no material adverse change in the condition, financial or otherwise, of such Company and its Subsidiaries since the date of the most recent financial reports of such Company delivered to the Agent under SECTION 8.1 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

     c. The business and properties of such Company and its Subsidiaries are not, and since the date of the most recent financial reports of such Company delivered to the Agent under SECTION 8.1 thereof, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

     d. After giving effect to this Amendment Agreement, no condition exists which, upon the effectiveness of the amendment contemplated hereby, would constitute a Default or an Event of Default on the part of such Company under the Credit Agreement or the Notes, either immediately or with the lapse of time or the giving of notice, or both.

     4. CONDITIONS PRECEDENT. The effectiveness of this Amendment Agreement is subject to the receipt by the Agent of the following:

     a. twenty-two counterparts of this Amendment Agreement duly executed by all signatories hereto; and

     b. copies of all additional agreements, instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

All proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Lenders, the Agent and their counsel.

     5. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

     6. CONSENT OF GUARANTORS. The Guarantors have joined in the execution of this Amendment Agreement for the purposes of consenting hereto and for the further purpose of confirming their guaranty of Obligations of the Companies as provided in the Guaranty.

     7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     8. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     9. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY (i) SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF FLORIDA FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY OR FOR PURPOSES OF COLLECTION AND (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

     10. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     11. CREDIT AGREEMENT. All references in any of the Loan Documents to the Credit Agreement shall mean and include the Credit Agreement as amended hereby.

     12. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders, the Agent and their respective successors, assigns and legal representatives; PROVIDED, HOWEVER, that the Borrower, without the prior consent of the Lenders, may not assign any rights, powers, duties or obligations hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Charlotte by their proper and duly authorized officers as of the day and year first above written.

WITNESS:                              INTERIM SERVICES INC.


/s/ [Illegible] Bruce T. Peterson     By: /s/ Shannon C. Allen
--------------------------            ------------------------------------
                                      Name: Shannon C. Allen
/s/ [Illegible] Rose Martin           Title:   Treasurer
--------------------------

                                      INTERIM SERVICES (EUROPE) INC.

/s/ [Illegible] Bruce T. Peterson     By: /s/ Shannon C. Allen
--------------------------            ------------------------------------
                                      Name: Shannon C. Allen
/s/ [Illegible] Rose Martin           Title:   Treasurer
--------------------------

                                      INTERIM SERVICES (UK) PLC

/s/ [Illegible] Fay Rugh              By: /s/ John B. Smith
--------------------------            ------------------------------------
                                      Name: John B. Smith
Bruce T. Peterson                     Title:   Director
--------------------------

                                      INTERIM ACCOUNTING PERSONNEL INC.

Bruce T. Peterson
/s/ [Illegible]                      By: /s/ Shannon C. Allen
--------------------------            ------------------------------------
Rose Martin                          Name: Shannon C. Allen
/s/ [Illegible]                      Title:   Treasurer


                                      INTERIM FINANCIAL CORPORATION
Bruce T. Peterson
/s/ [Illegible]                       By: /s/ Shannon C. Allen
--------------------------            ------------------------------------
Rose Martin                           Name: Shannon C. Allen
/s/ [Illegible]                       Title:   Treasurer


                                      INTERIM LEGAL SERVICES INC.

Bruce T. Peterson
/s/ [Illegible]                       By: /s/ Shannon C. Allen
--------------------------            ------------------------------------
Rose Martin                           Name: Shannon C. Allen
/s/ [Illegible]                       Title:   Treasurer
--------------------------

                                      INTERIM PERSONNEL INC.

Bruce T. Peterson
/s/ [Illegible]                       By: /s/ Shannon C. Allen
--------------------------            ------------------------------------
Rose Martin                           Name: Shannon C. Allen
/s/ [Illegible]                       Title:   Treasurer
--------------------------

                                      INTERIM TEMPORARY PERSONNEL INC.
Bruce T. Peterson
/s/ [Illegible]                       By: /s/ Shannon C. Allen
--------------------------            ------------------------------------
Rose Martin                           Name: Shannon C. Allen
/s/ [Illegible]                       Title:   Treasurer
--------------------------


                                      RICH FIELD AGENCY, INC.

Bruce T. Peterson
/s/ [Illegible]                       By: /s/ Shannon C. Allen
--------------------------            ------------------------------------
Rose Martin                           Name: Shannon C. Allen
/s/ [Illegible]                       Title:   Treasurer
--------------------------

                                      INTERIM TECHNOLOGY INC.

Bruce T. Peterson
/s/ [Illegible]                       By: /s/ Shannon C. Allen
--------------------------            ------------------------------------
Rose Martin                           Name: Shannon C. Allen
/s/ [Illegible]                       Title:   Treasurer
--------------------------

                                      INTERIM REAL ESTATE SOLUTIONS INC.

Bruce T. Peterson
/s/ [Illegible]                       By: /s/ Shannon C. Allen
--------------------------            ------------------------------------
Rose Martin                           Name: Shannon C. Allen
/s/ [Illegible]                       Title:   Treasurer
--------------------------

                                      CORNELL COMPUTER CORP.

Bruce T. Peterson
/s/ [Illegible]                       By: /s/ Shannon C. Allen
--------------------------            ------------------------------------
Rose Martin                           Name: Shannon C. Allen
/s/ [Illegible]                       Title:   Treasurer
--------------------------

                                      SPECTRUM FINANCIAL CORPORATION

Bruce T. Peterson
/s/ [Illegible]                       By: /s/ Shannon C. Allen
--------------------------            ------------------------------------
Rose Martin                           Name: Shannon C. Allen
/s/ [Illegible]                       Title:   Treasurer
--------------------------

                                      INTERIM CAREER SERVICES INC.

Bruce T. Peterson
/s/ [Illegible]                       By: /s/ Shannon C. Allen
--------------------------            ------------------------------------
Rose Martin                           Name: Shannon C. Allen
/s/ [Illegible]                       Title:   Treasurer
--------------------------

                                       NATIONSBANK, NATIONAL ASSOCIATION,
                                        as Agent and  Issuing Bank

                                       By: /s/ Richard G. Parkhurst, Jr.
                                       ------------------------------------
                                       Name: Richard G. Parkhurst, Jr.
                                       Title:    Vice President


                                       NATIONSBANK, NATIONAL ASSOCIATION,
                                        as a Bank

                                       By: /s/ Richard G. Parkhurst, Jr.
                                       ------------------------------------
                                       Name: Richard G. Parkhurst, Jr.
                                       Title:    Vice President

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as Documentation Agent and as a Lender


                              By: /s/ Courtenay R. Wood
                                 ------------------------------------
                              Name: Courtenay R. Wood
                              Title:  Vice President

                              Lending Office:

                              One First National Plaza
                              Suite 0167, 1-10
                              Chicago, Illinois 60670

                              Wire Transfer Instructions:

                              The First National Bank of Chicago
                              Chicago, Illinois
                              ABA #071000013
                              Account #7521-7653
                              Attention: DES Incoming Clearing Account
                              Reference: Interim Services, Inc.

                              BARNETT BANK, N.A., as a Co-Agent and
                              as a Lender


                              By: /s/ Michael Cooney
                                 ------------------------------------
                              Name:  Michael Cooney
                              Title:    Vice President

                              Lending Office:

                              1 E. Broward Boulevard, 4th Floor
                              Fort Lauderdale, Florida 33301

                              Wire Transfer Instructions:

                              Barnett Bank, N.A.
                              Jacksonville, Florida
                              ABA #063000047
                              Account # Interim Services 00900015967
                              Attention: Commercial Loan Accounting

                              THE FUJI BANK AND TRUST COMPANY,
                              as a Co-Agent and as a Lender


                              By:/s/ Toshiaki Yakura
                                 ------------------------------------
                              Name:  Toshiaki Yakura
                              Title:   EVP

                              Lending Office:

                              The Fuji Bank and Trust Company
                              Two World Trade Center
                              New York, New York 10048

                              Wire Transfer Instructions:

                              The Fuji Bank and Trust Company
                              New York, New York
                              ABA # 026008905
                              Account # 515011U2
                              Attention: Betty Ali
                              Reference: Interim Services, Inc.

                              THE CHASE MANHATTAN BANK,
                              as a Co-Agent and as a Lender


                              By: /s/ Stephanie Parker
                                 ------------------------------------
                              Name:   Stephanie Parker
                              Title:  Assistant Vice President

                              Lending Office:

                              270 Park Avenue
                              New York, New York 10017

                              Wire Transfer Instructions:

                              The Chase Manhattan Bank
                              New York, New York
                              ABA #021000021
                              Account # I059420
                              Reference: Interim Services, Inc.
                              Attention: John Knapp

                              FLEET NATIONAL BANK, as a Co-Agent
                              and as a Lender


                              By:   /s/ Deborah Lawrence
                                 ------------------------------------
                              Name:     Deborah Lawrence
                              Title:    Senior Vice President

                              Lending Office:

                              1 Federal Street
                              MAOFDO4J
                              Boston, Massachusetts 02176

                              Wire Transfer Instructions:

                              Fleet National Bank
                              Boston, Massachusetts
                              ABA # 011-000-138
                              Account # __________
                              Attention: _______________________
                              Reference:  Interim Services Inc.

                              ABN AMRO BANK NV


                              By: /s/ Richard Lavina
                                  --------------------------------
                              Name:  Richard Lavina
                              Title: Group Vice President


                              By: /s/ Deborah Day Orzco
                                  --------------------------------
                              Name:   Deborah Day Orzco
                              Title:  Vice President


                              Lending Office:

                              200 S. Biscayne Boulevard
                              22nd Floor
                              Miami, Florida 33131

                              Wire Transfer Instructions:

                              LOANS:
                              ABN AMRO Bank NV
                              New York, New York
                              ABA # 026009580
                              F/O ABN AMRO Bank NV-Chicago CPU
                              Account # 650-001-1789-41
                              Reference: Interim

                              LETTERS OF CREDIT:
                              ABN AMRO Bank NV
                              New York Trade Services CPU
                              ABA # 026009580
                              F/O ABN AMRO Bank NV-New York Trade Services CPU Account # 655-001-1711-41
                              Reference: Interim

                              BANK OF MONTREAL


                              By: /s/ R. J. McClorey
                                  -------------------------------------
                              Name:   R. J. McClorey
                              Title:   Director

                              Lending Office:

                              115 South LaSalle Street
                              Chicago, Illinois 60603

                              Wire Transfer Instructions:

                              Harris Trust & Savings Bank
                              Chicago, Illinois 60603
                              ABA #071-000-288
                              Account # 1248566
                                        Bank of Montreal, Chicago Branch
                              Reference: Interim Services Inc.

                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED, ATLANTA AGENCY


                              By: /s/ Kazuo Iida
                                  -------------------------------------
                              Name:   Kazuo Iida
                              Title:  General Manager

                              Lending Office:

                              191 Peachtree Street, N.E.
                              Suite 3600
                              Atlanta, Georgia 30303-1757

                              Wire Transfer Instructions:

                              The Industrial Bank of Japan, Limited,
                                New York Branch
                              New York, New York
                              ABA #026008345
                              For further credit to: IBJ Atlanta Agency
                              Account # 2601-21014
                              Reference: Interim Services Inc.

                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK


                              By: /s/ Jeffrey Hwang
                                  -------------------------------------
                              Name:   Jeffrey Hwang
                              Title:  Vice President

                              Lending Office:

                              60 Wall Street
                              New York, New York 10260-0060

                              Wire Transfer Instructions:

                              Morgan Guaranty Trust Company of New York
                              New York, New York
                              ABA # 021000238
                              For credit to: Loan Department
                              Account # 999-99-090
                              Attention: Module 0002
                              Reference: Interim Services Inc.

                              THE SANWA BANK, LIMITED, ATLANTA
                              AGENCY


                              By: /s/ P. J. Pawlak
                                  -------------------------------------
                              Name:   P. J. Pawlak
                              Title:   V.P. & Senior Manager

                              Lending Office:

                              133 Peachtree Street, N.E.
                              Suite 4950
                              Atlanta, Georgia 30303

                              Wire Transfer Instructions:

                              The Sanwa Bank, New York Branch
                              New York, New York
                              ABA # 026009823
                              For the account of: Sanwa Atlanta
                              Account # 999669

                              THE SUMITOMO BANK, LIMITED

                              By: /s/ Masayuki Fukushima
                                  -------------------------------------
                              Name:  Masayuki Fukushima
                              Title:   Joint General Manager

                              Lending Office:

                              277 Park Avenue
                              New York, New York 10172

                              Wire Transfer Instructions:

                              Morgan Guaranty Trust Company of New York
                              New York, New York
                              Account # 631-28-256
                                      (The Sumitomo Bank, Ltd.)
                              ABA # 021000238
                              Attention: Loan Operations
                              Reference: Interim Services Inc.

                              THE BANK OF NEW YORK


                              By: /s/ David C. Siegel
                                  -------------------------------------
                              Name:   David C. Siegel
                              Title:  Assistant Vice President

                              Lending Office:

                              One Wall Street, 22nd Floor
                              New York, New York 10286

                              Wire Transfer Instructions:

                              The Bank of New York
                              New York, New York
                              ABA # 021000018
                              Commercial Loan Servicing Department
                              Reference: Interim Services Inc.

                              COMERICA BANK


                              By: /s/ Martin G. Ellis
                                  -------------------------------------
                              Name:   Martin G. Ellis
                              Title:   Vice President

                              Lending Office:

                              500 Woodward Avenue
                              Detroit, Michigan 48375-3280

                              Wire Transfer Instructions:

                              Comerica Bank
                              Detroit, Michigan
                              ABA # 072000096
                              Reference: Interim Services
                              Attention: CLAS

                              HIBERNIA NATIONAL BANK


                              By: /s/ Christopher B. Pitre
                                  -------------------------------------
                              Name:   Christopher B. Pitre
                              Title:  Assistant Vice President

                              Lending Office:

                              313 Carondelet Street
                              New Orleans, Louisiana 70130

                              Wire Transfer Instructions:

                              Hibernia National Bank
                              New Orleans, Louisiana
                              ABA #065000090
                              Account # 0520-36615
                              Attention: National Accounts

                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                              By:  /s/ Dave McLaughlin
                                  -------------------------------------
                              Name:    Dave McLaughlin
                              Title:    Vice President

                              Lending Office:

                              1251 Avenue of the Americas, 12th Floor
                              New York, New York 10020-1104

                              Wire Transfer Instructions:

                              Bank of Tokyo-Mitsubishi Trust Company
                              ABA # 0260-0968-7
                              Further Credit to: Loan Operations Dept.

                              WACHOVIA BANK, N.A.


                              By:  /s/ David R. Shutley
                                   ------------------------------------
                              Name:    David R. Shutley
                              Title:   Vice President
                                       Risk Management

                              Lending Office:

                              191 Peachtree Street NE - Mail Code GA3940
                              Atlanta, Georgia 30303

                              Wire Transfer Instructions:

                              Wachovia Bank, N.A.
                              ABA # 061000010
                              Account #18-800-621
                              Account Name: Clearing Account
                              Attention: Adrienne Durham / Karen Mathews
                              Reference: Interim Services, Inc.

                              LONG TERM CREDIT BANK TRUST COMPANY

                              By:     Philip A. Marsden
                                 --------------------------------
                              Name:   Philip A. Marsden
                              Title:  Senior Vice President

                              Lending Office:

                              165 Broadway
                              New York, New York 10006

                              Wire Transfer Instructions:

                              Bankers Trust Company
                              ABA # 021001033
                              Account # 04-203-606
                              Account Name: LTCB Trust Company